UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2012

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 9, 2012, Auxilium Pharmaceuticals, Inc. (the “Company”) stated on slide 29 of its presentation to be used with investors in January 2012 and attached hereto as Exhibit 99.1 that (i) preliminary unaudited global net revenues for full year 2011 should be above the midpoint of previously announced guidance of $254 million to $271 million and are likely to be slightly above the 2011 analyst consensus of $263.9 million; (ii) preliminary unaudited global net revenues for Testim® for the full year 2011 should be above the midpoint of the previously announced guidance of $200 million to $210 million and are likely to be slightly above 2011 analyst consensus of $206.5 million; and (iii) preliminary unaudited U.S. net revenues for XIAFLEX® should be below previously announced guidance of $45 million to $50 million and are likely to be slightly below the 2011 analyst consensus of $44.2 million. A copy of the presentation to be made by the Company that includes this information is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Our Chief Executive Officer and President, Adrian Adams, our Chief Financial Officer, James Fickenscher, and our Vice President of Investor Relations and Corporate Communications, Will Sargent, will present to various investors during the month of January 2012. A copy of the presentation materials is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This presentation will first be used during an investor meeting at 8:00 a.m. PT on Monday, January 9, 2012. Mr. Adams is scheduled to give this presentation at 2:00 p.m. PT on Thursday, January 12, 2012 at the 30th Annual J.P. Morgan Healthcare Conference (the “Conference”) to be held January 9-12, 2012 at the Westin St. Francis Hotel in San Francisco, CA.

An audio feed of the presentation at the Conference will be simultaneously webcast on Auxilium’s web site at http://www.auxilium.com and archived for future review until on or about ninety days after the Conference. The presentation materials will also be available on Auxilium’s web site and archived for future review until on or about February 9, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following presentation is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and 7.01 and shall not be deemed to be “filed”:

99.1	Presentation materials to be used by Adrian Adams, the Company’s Chief Executive Officer and President, James Fickenscher, the Company’s Chief Financial Officer, and Will Sargent, the Company’s Vice President of Investor Relations and Corporate Communications, during presentations in the month of January 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: January 9, 2012	By:	/s/ James E. Fickenscher
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation materials to be used by Adrian Adams, the Company’s Chief Executive Officer and President, James Fickenscher, the Company’s Chief Financial Officer, and Will Sargent, the Company’s Vice President of Investor Relations and Corporate Communications, during presentations in the month of January 2012.